Exhibit 99.2

AmSouth Auto Trust 2000-1
Monthly Servicing Report

Distribution Date:	November 15, 2002	Closing Date:	October 19, 2000
Collection Period Begin Date:	October 1, 2002	Previous Distribution Date:	October 15, 2002
Collection Period End Date:	October 31, 2002	Previous Collection Period End Date:	September 30, 2002

A. Initial Bond Characteristics		Cutoff Balance	Coupon	Accrual Calendar	Legal Final Maturity	CUSIP

i.	Class A-1 Notes	$230,000,000	6.745%	Actual/360	11/15/2001	03216TAA8
ii.	Class A-2 Notes	240,000,000	6.700%	30/360	02/17/2003	03216TAB6
iii.	Class A-3 Notes	315,000,000	6.670%	30/360	07/15/2004	03216TAC4
iv.	Class A-4 Notes	103,640,000	6.760%	30/360	02/15/2005	03216TAD2
v.	Class B Notes	28,510,000	7.080%	30/360	07/15/2005	03216TAE0
vi.	Class C Notes	14,260,000	7.440%	30/360	02/15/2007	03216TAF7

B. Bond Balances		Balance as of		% of Original Balance		Unpaid Interest	Unpaid Interest
		10/15/02	11/15/02	10/15/02	11/15/02	10/15/02	11/15/02

i.	Class A-1 Notes	—	—	0.00%	0.00%	—	—
ii.	Class A-2 Notes	—	—	0.00%	0.00%	—	—
iii.	Class A-3 Notes	141,318,604	123,813,230	44.86%	39.31%	—	—
iv.	Class A-4 Notes	103,640,000	103,640,000	100.00%	100.00%	—	—
v.	Class B Notes	28,510,000	28,510,000	100.00%	100.00%	—	—
vi.	Class C Notes	14,260,000	14,260,000	100.00%	100.00%	—	—

C. Reserve Account

i.	Initial Reserve Deposit	$7,128,117.29
ii.	Beginning of Period Reserve Balance	7,128,117.29
iii.	Specified Reserve Account Percent	0.75	% of Initial Pool Balance
iv.	Specified Reserve Account Floor	7,128,117.29
v.	Specified Reserve Account Balance	7,128,117.29
vi.	Reserve Account Release	—
vii.	Reserve Account Draws	—
viii.	Reserve Account Deposits	—
ix.	End of Period Reserve Balance	7,128,117.29
x.	Specified Credit Enhancement Percent	3.25%
xi.	Specified Credit Enhancement Floor	7,128,117.29

D. Servicing

i.	Servicing Fee Percentage	1.00%
ii.	Beginning of Period Servicing Shortfall	—
iii.	End of Period Servicing Shortfall	—

AmSouth Auto Trust 2000-1
Monthly Servicing Report

Distribution Date:	November 15, 2002	Closing Date:	October 19, 2000
Collection Period Begin Date:	October 1, 2002	Previous Distribution Date:	October 15, 2002
Collection Period End Date:	October 31, 2002	Previous Collection Period End Date:	September 30, 2002

E. Portfolio Characteristics		Initial Balance	Balance as of		Percent of Original as of
		09/30/00	9/30/02	10/31/02	9/30/02	10/31/02

i.	Principal Balance	$950,415,639	$290,026,343	$271,932,933	30.52%	28.61%
ii.	Number of Contracts	73,293	35,072	33,648	47.85%	45.91%
iii.	Weighted Average Coupon (WAC)	9.44%	9.50%	9.51%
iv.	Weighted Average Original Term	61.40	62.75	62.83
v.	Weighted Average Remaining Term	49.40	31.21	30.47
vi.	Weighted Average Seasoning	12.00	31.55	32.36

F. Portfolio Performance		# of Contracts		% of Number of Contracts		Principal Balance		% of Principal Balance
		9/30/02	10/31/02	9/30/02	10/31/02	9/30/02	10/31/02	9/30/02	10/31/02

i.	30-59 Days Delinquent	582	704	1.66%	2.09%	$5,014,453	$5,871,081	1.73%	2.16%
ii.	60-89 Days Delinquent	151	142	0.43%	0.42%	1,259,719	1,218,645	0.43%	0.45%
iii.	90-119 Days Delinquent	55	60	0.16%	0.18%	342,975	424,635	0.12%	0.16%
iv.	120+ Days Delinquent	—	—	0.00%	0.00%	—	—	0.00%	0.00%
v.	Repo In Inventory (Charged-off)	9	8	0.03%	0.02%	117,042	113,397	0.04%	0.04%
vi.	Repo In Inventory (Not Charged-Off)	16	20	0.05%	0.06%	182,134	219,915	0.06%	0.08%
vii.	Gross Charge-Offs in Period	65	48	0.19%	0.14%	462,495	306,760	0.16%	0.11%

G. Portfolio Charge-Offs		$		% of Original Balance
		9/30/02	10/31/02	9/30/02	10/31/02

i.	Gross Charge-Offs In Period	$462,495	$306,760	0.049%	0.032%
ii.	Cumulative Gross Charge-Offs	11,117,074	11,423,835	1.170%	1.202%
iii.	Net Losses In Period	286,210	136,658	0.030%	0.014%
iv.	Cumulative Net Losses	7,495,366	7,632,024	0.789%	0.803%

H. Pool Collections

i.	Borrower Interest Collections	$2,259,150.37
ii.	Borrower Principal Collections	17,497,059.39
iii.	Net Liquidation Proceeds	142,224.63
iv.	Recoveries	170,102.47
v.	Repurchase Amounts (Interest)	1,276.92
vi.	Repurchase Amounts (Principal)	147,365.04
vii.	Total Interest Collections	2,260,427.29
viii.	Total Principal Collections	17,956,751.53

I. Pool Balance Reconciliation

i.	Beginning Pool Balance	$290,026,342.73
ii.	Pool Balance Reductions from Principal Collections	17,786,649.06
iii.	Gross Charge-Offs In Period	306,760.38
iv.	Ending Pool Balance	271,932,933.29

AmSouth Auto Trust 2000-1
Monthly Servicing Report

Distribution Date:	November 15, 2002	Closing Date:	October 19, 2000
Collection Period Begin Date:	October 1, 2002	Previous Distribution Date:	October 15, 2002
Collection Period End Date:	October 31, 2002	Previous Collection Period End Date:	September 30, 2002

J. Total Available

i.	Total Pool Collections		$20,217,178.82
ii.	Reinvestment Income from Reserve Account		3,358.81
	Reserve Account Balance	$7,128,117.29
	Specified Reserve Account Amount	7,128,117.29

iii.	Reserve Account Release	0.00	0.00
iv.	Collected Funds		20,220,537.63

K. Waterfall		Calculation Steps	Amount Due	Amount Available for Distribution	Reserve Balance	Reserve Account Draw	Amount Paid

	Servicing Fee	$241,688.62
	Previous Servicing Fee Shortfall	0.00

i.	Total Servicing Fee	$241,688.62	$241,688.62	$20,220,537.63	$7,128,117.29	$0.00	$241,688.62
ii.	Class A Notes Interest Distribution		1,369,334.57	19,978,849.01	7,128,117.29	0.00	1,369,334.57
	Class A Notes Balance	244,958,603.88
	Pool Balance	271,932,933.29

iii.	First Priority Principal Distribution	0.00	0.00	18,609,514.44	7,128,117.29	0.00	0.00
iv.	Class B Notes Interest Distribution		168,209.00	18,609,514.44	7,128,117.29	0.00	168,209.00
	Class A and B Notes Balance	273,468,603.88
	Pool Balance	271,932,933.29

v.	Second Priority Principal Distribution	1,535,670.59	1,535,670.59	18,441,305.44	7,128,117.29	0.00	1,535,670.59
vi.	Class C Notes Interest Distribution		88,412.00	16,905,634.85	7,128,117.29	0.00	88,412.00
vii.	Reserve Fund Deposit		0.00	16,817,222.85			0.00
	Outstanding Money Market Securities	0.00
	Total Notes Balance	287,728,603.88
	Specified Credit Enhancement Amount	8,837,820.33
	Specified Reserve Account Amount	7,128,117.29

	Specified Overcollateralization Amount	1,709,703.04
	Target Securities Balance	270,223,230.25

viii.	Regular Principal Distribution	15,969,703.04	15,969,703.04	16,817,222.85			15,969,703.04
ix.	Release to Seller		847,519.80	847,519.80	7,128,117.29		847,519.80

AmSouth Auto Trust 2000-1
Monthly Servicing Report

Distribution Date:	November 15, 2002	Closing Date:	October 19, 2000
Collection Period Begin Date:	October 1, 2002	Previous Distribution Date:	October 15, 2002
Collection Period End Date:	October 31, 2002	Previous Collection Period End Date:	September 30, 2002

L. Bond Interest Distributions	Coupon	Number of Days in Period	Current Interest	Previous Interest Shortfall	Accrued Interest on Interest Shortfall	Total Bond Interest Due	Total Bond Interest Paid	Interest Shortfall

Total Class A Notes			$1,369,334.57	$—	$—	$1,369,334.57	$1,369,334.57	$—
Class A-1 Notes	6.745%	31	—	—	—	—	—	—
Class A-2 Notes	6.70%	30	—	—	—	—	—	—
Class A-3 Notes	6.67%	30	785,495.91	—	—	785,495.91	785,495.91	—
Class A-4 Notes	6.76%	30	583,838.67	—	—	583,838.67	583,838.67	—
Class B Notes	7.08%	30	168,209.00	—	—	168,209.00	168,209.00	—
Class C Notes	7.44%	30	88,412.00	—	—	88,412.00	88,412.00	—

M. Bond Principal Distributions

First Priority Principal Distribution	$—
Second Priority Principal Distribution	1,535,670.59
Regular Principal Distribution	15,969,703.04

Total Principal Distribution	17,505,373.63
Class A-1 Notes Principal Distribution	—
Class A-2 Notes Principal Distribution	—
Class A-3 Notes Principal Distribution	17,505,373.63
Class A-4 Notes Principal Distribution	—
Class B Notes Principal Distribution	—
Class C Notes Principal Distribution	—